EXHIBIT-99.24



                             CROFT FUNDS CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of Croft Funds Corporation (the "Corporation"), a corporation organized under the laws of the State of Maryland, hereby constitutes and appoints Kent G. Croft, L. Gordon Croft and John H. Grady, Jr., and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Corporation's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ Roy A. Schotland                          Date: 3/15/96
Roy A. Schotland
Director

                             CROFT FUNDS CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of Croft Funds Corporation (the "Corporation"), a corporation organized under the laws of the State of Maryland, hereby constitutes and appoints Kent G. Croft, L. Gordon Croft and John H. Grady, Jr., and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Corporation's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ George D. Edwards, II                    Date:  3/15/96
George D. Edwards, II
Director

                             CROFT FUNDS CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of Croft Funds Corporation (the "Corporation"), a corporation organized under the laws of the State of Maryland, hereby constitutes and appoints Kent G. Croft, L. Gordon Croft and John H. Grady, Jr., and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Corporation's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ Frederick S. Billig                      Date: 3/17/96
Frederick S. Billig
Director

                             CROFT FUNDS CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of Croft Funds Corporation (the "Corporation"), a corporation organized under the laws of the State of Maryland, hereby constitutes and appoints Kent G. Croft, L. Gordon Croft and John H. Grady, Jr., and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for her and in her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Corporation's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ Carla Reedinger                          Date:  11/15/95
Carla Reedinger
Treasurer and Chief Financial
  Officer

                             CROFT FUNDS CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of Croft Funds Corporation (the "Corporation"), a corporation organized under the laws of the State of Maryland, hereby constitutes and appoints L. Gordon Croft and John H. Grady, Jr., and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Corporation's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ Kent G. Croft                            Date: 11/15/95
Kent G. Croft
Director and President